ACO HOLDINGS, INC.

                   STOCK PLEDGE AND SECURITY AGREEMENT


     THIS STOCK PLEDGE AND SECURITY AGREEMENT ("Agreement") is made this 11th day of March, 1997, by and between ACO HOLDINGS, INC., a Texas corporation ("Pledgor"), and DORINCO REINSURANCE COMPANY ("Lender").

                                RECITALS

     T h e  following  recitals  constitute  a  material  part  of  this
Agreement:

     I. Pursuant to the terms of a Loan Agreement (hereinafter "Loan Agreement") of even date herewith between Lender and Hallmark Financial S e r v i ces, Inc., a Nevada corporation ("Borrower"), Lender is concurrently herewith extending to Borrower a loan in the principal amount of $7,000,000.00, to be evidenced by Borrower's promissory note (the "Note") which is secured by Pledgor's pledge of the Pledged Stock (as defined below) pursuant to this Agreement.

     II. For convenience, the Loan Agreement, the Note and this Agreement, as the same are hereafter modified, amended or extended, are sometimes hereinafter collectively referred to as the "Transaction Documents".

     III. Pledgor represents and warrants to Lender that Pledgor has and will continue to receive substantial benefit from the loans by Lender to Borrower and that, in consideration of such benefit, Pledgor is pledging the Pledged Stock to Lender to secure the Obligations (as defined below).

     IV. Pledgor further represents and warrants to Lender that Pledgor has received reasonably equivalent value in exchange for the pledge of the Pledged Stock to Lender and that Pledgor (i) was not insolvent on the date of the pledge of the Pledged Stock to Lender; (ii) was not engaged in and was not about to engage in a business or transaction for which it had unreasonably small capital; or (iii) did not intend to incur, or believe that it would incur, debts that would be beyond Pledgor's ability to pay as such debts matured.

     V. This Agreement and the rights hereby granted shall secure the following (the "Obligations"):

          A. All present and future liabilities, indebtedness and obligations of Borrower to Lender of every kind, type, nature and description, arising under the Transaction Documents;

          B. All costs and expenses, including attorneys' fees, of all legal actions or proceedings brought by Lender to enforce this Agreement or any other Transaction Document, all other costs and expenses paid or incurred in respect of or in connection with the Pledged Stock, and any other sums that may become due and payable to Lender by Pledgor; and

          C.   The  observance  and performance by Pledgor of all terms,
     provisions,   covenants  and  obligations  of  Pledgor  under  this
     Agreement and all other Transaction Documents.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and other good and valuable c o n sideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Pledged Stock. The term "Pledged Stock" shall mean the shares of capital stock described in Schedule 1 which is attached hereto and made a part hereof and all other shares of capital stock, options, rights and warrants issued to Pledgor by the issuer of the aforesaid capital stock described in Schedule 1, together with all certificates, options, rights and other distributions issued as an addition to, in substitution or exchange for, or on account of, any such shares of capital stock, options, rights and warrants arising from any and all of the foregoing or relating thereto, and all proceeds of all the foregoing, whether now owned or hereafter acquired by Pledgor.

     2.   Pledged Stock; Security For Obligations.

          (a) As security for the prompt payment, performance and satisfaction of the Obligations, Pledgor hereby pledges, assigns, hypothecates and transfers to Lender the Pledged Stock, and grants Lender a lien on and security interest therein.

          (b) If Pledgor shall become entitled to receive or shall receive at any time or from time to time, in connection with any of the Pledged Stock, any:

               (i) stock certificate, including, but not limited to, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or splitoff;

               (ii) o p tion, warrant or right, whether as an addition to or in substitution or exchange for the Pledged Stock or otherwise;

               (iii) dividend or distribution payable in property, including, but not limited to, any securities issued by other than the issuer of the Pledged Stock; or

               (iv) dividends or distributions of any kind, type, nature or description;

          Then Pledgor shall, subject to subparagraph 2(d) below, accept the same as Lender's agent, in trust for Lender, and shall deliver them forthwith to Lender or its nominee in the exact form received with, as applicable, Pledgor's endorsement in blank for transfer when necessary, or appropriate stock powers duly executed in blank for transfer, to be held by Lender, or its nominee, subject to the terms hereof, as part of the Pledged Stock.

          (c) Upon the occurrence of an Event of Default (as herein defined), Lender, at its option, may have any or all of the Pledged Stock registered in the name of Lender or its nominee, and Pledgor hereby covenants that, upon Lender's request, Pledgor will cause the issuer of the Pledged Stock to effect such registration. In connection with such registration, Pledgor hereby designates and appoints Lender as the agent and attorney-in-fact of Pledgor to execute any and all documents and instruments in the name of
     Pledgor and to do any and every act which Pledgor might do on its own behalf in order to effectuate the change in registered ownership of any or all of the Pledged Stock upon the occurrence of an Event of Default. Pledgor hereby agrees that the foregoing powers granted to Lender hereunder are coupled with an interest and are irrevocable so long as any of the Obligations remain unpaid. Pledgor shall nevertheless retain all voting rights with respect to the Pledged Stock until the occurrence of an Event of Default. Immediately and without further notice, upon the occurrence of an Event of Default, Lender or its nominee shall have, with respect to the Pledged Stock, at Lender's option, the right but not the obligation to exercise all voting rights, all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute owner thereof, including, but not limited to, the right to exchange any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege or option pertaining to the Pledged Stock, and, in connection therewith, to deliver any of the Pledged Stock to any c o m m ittee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but Lender shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible to Pledgor for any failure to do so or delay in so doing.

          (d) So long as no Event of Default has occurred and is continuing, all cash dividends on all or any portion of the Pledged Stock shall be paid to Borrower and Borrower shall not be deemed to accept said dividends as Lender's agent in trust for Lender. Following the occurrence of an Event of Default, any cash dividends on all or any portion of the Pledged Stock shall be paid to Lender in reduction of the Obligations unless Lender otherwise consents in writing.

     3.   Events  of  Default.    The occurrence of any of the following
events shall constitute and is hereby defined to be an "Event of Default" hereunder:

          (a) any failure or neglect to observe or perform any of the terms, provisions, promises, agreements or covenants of this Agreement within thirty (30) days of written notice of such failure or neglect; or

          (b) any warranty, representation or statement contained in this Agreement or otherwise made or furnished to Lender by or on behalf of Pledgor in connection with the Obligations shall be or shall prove to have been false or incorrect when made or furnished or shall at any time hereafter become false or incorrect; or

          (c) the occurrence of an Event of Default under the Loan Agreement after all applicable cure periods, if any.

     4. Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Lender may, at its option, in its sole and absolute discretion and, except as otherwise expressly set forth herein, without further demand or notice of any kind, pursue any or all of its rights and remedies under any or all of the Transaction Documents or at law or in equity in such order and manner as Lender may elect in its sole discretion, including, without limitation, any one or more of the following:

          (a) Lender may declare all Obligations to be immediately due and payable, without presentment, protest or notice of any kind to Pledgor or any other person (all of which are hereby expressly waived by Pledgor).

          (b) Lender may, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below with respect to the time and place of public or private sale) to or upon Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Stock or any part thereof or interest therein, and may forthwith sell or otherwise dispose of and deliver the Pledged Stock or any part thereof or interest therein, or agree to do so, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Lender's offices or elsewhere, at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to Lender or any purchaser to purchase at any such sale the whole or any part of the Pledged Stock free of any right or equity of redemption in Pledgor which right or equity
     o f r e d emption is hereby expressly waived and released. Notwithstanding any other provision in this Agreement to the contrary, Pledgor agrees that Lender, in its sole discretion, may determine that a sale, public or private, of all or any portion of the Pledged Stock is not in Lender's best interest, and Lender is hereby expressly authorized to retain all or any part of the P l edged Stock indefinitely until Lender deems in its sole discretion that a sale would be in its best interest. Until such sale, Lender may, in its sole discretion, elect to hold all or any part of the Pledged Stock and be treated as the beneficial owner thereof and shall be entitled to collect all income and proceeds therefrom and Pledgor shall cause the issuer of the Pledged Stock to treat Lender in all respects as if Lender were a shareholder of issuer and with all the rights applicable to such status as to the Pledged Stock.

          (c) The proceeds of any such disposition or other action by Lender shall be applied as follows:

               (i) first, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Stock or in any way relating to the rights of Lender hereunder, including, but not limited to, attorneys' fees and legal expenses;

               (ii) second, to the satisfaction of the Obligations in such order of priority as Lender shall determine in its sole discretion;

               (iii) third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(1)(c) of the Uniform Commercial Code); and

               (iv) fourth, to the extent of any surplus proceeds, to the person(s) legally entitled thereto.

          (d) Lender need not give more than fifteen (15) days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice Pledgor hereby deems and agrees to be commercially reasonable.

          (e) Pledgor hereby waives to the fullest extent permitted by applicable law any right Pledgor may have to require Lender to marshall assets or sell the Pledged Stock, or any other collateral, in any particular order of priority.

     5. Rights and Remedies Not Exclusive. Notwithstanding any provision in this Agreement or in any Transaction Document to the contrary, the rights and remedies provided herein and in the other
Transaction Documents and in all other agreements, instruments and documents delivered pursuant to or in connection with the Transaction Documents are cumulative and are in addition to and not exclusive of any rights or remedies provided by law or under the principles of equity, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code, and all such rights and remedies may be enforced partially, successively, alternatively or concurrently, and any action by Lender to enforce any of its rights and/or remedies shall not stop or prevent Lender from pursuing any other right or remedy which it may have hereunder or by law.

     6.   Notices.   Pledgor will promptly deliver to Lender all written
notices, and will promptly give Lender written notice of any other notices received by it with respect to the Pledged Stock, and Lender will promptly give like notice to Pledgor of any such notices received by it or its nominee. Any notice given pursuant to this Agreement shall be in writing and shall be deemed received upon (i) receipt of actual notice by Pledgor or Lender, or (ii) five (5) business days after such notice is deposited in the United States Mail, certified or registered mail, return receipt requested with postage prepaid, and addressed as follows:

          To Lender:

               Dorinco Reinsurance Company
               1320 Waldo Avenue
               Midland, MI 48642
               Attention: David E. Chamberlain
               (517) 636-7156
               (517) 636-9963 (facsimile)

          To Pledgor:

               ACO Holdings, Inc.
               c/o Hallmark Financial Services, Inc.
               14651 Dallas Parkway, Suite 900
               Dallas, TX 75240
               Attention: Ramon D. Phillips
               (214) 404-1637
               (214) 788-0520 (facsimile)

Any party may from time to time change its address to which notices are to be sent or delivered hereunder by giving prior written notice of such change to the other party hereto as above provided.

     7. Further Documents. Pledgor shall at any time, and from time to time, upon the written request of Lender, execute and deliver such further documents and do such further acts and things as Lender may reasonably request to effect the purposes of this Agreement, including, but not limited to, delivering to Lender upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Stock in a form satisfactory to Lender. Until receipt thereof, this Agreement shall constitute Pledgor's proxy to Lender or its nominee to vote all shares of Pledged Stock then registered in Pledgor's name upon the occurrence of an Event of Default.

     8. Return of Pledged Stock. Upon the satisfaction in full of all Obligations and the satisfaction of all additional costs and expenses of Lender as provided herein, this Agreement shall terminate and Lender shall deliver to Pledgor at Pledgor's expense, such of the Pledged Stock as shall not have been sold or otherwise applied pursuant to this Agreement.

     9. Lender's Duties. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Stock while held hereunder, Lender shall have no duty or liability to preserve any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Stock upon surrendering it or tendering surrender of it to Pledgor.

     10. Specific Performance. Pledgor acknowledges that a breach of any of its covenants set forth in this Agreement may cause irreparable injury to Lender; that Lender will have no adequate remedy at law with respect to such breach; and that, as a consequence thereof, all of Pledgor's covenants set forth in this Agreement shall be specifically enforceable against Pledgor and Pledgor hereby waives, to the extent such waiver is enforceable under law, and shall not assert, any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred.

     11. No Waiver. No course of dealing between Pledgor and Lender, nor any failure to exercise, nor any delay in exercising any right, remedy, power or privilege of Lender hereunder or under any other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other remedy or the further exercise thereof or the exercise of any other right, remedy, power or privilege.

     12. Prohibition of Indirect Action. Any act which Pledgor is prohibited from doing hereunder or under any other Transaction Document shall not be done or allowed to be done indirectly through an affiliate thereof or by any other indirect means.

     13. Expenses. Pledgor agrees to promptly pay all expenses, costs, c h arges, fees and disbursements of any kind, type, nature and description, including reasonable attorneys' fees and all court costs, incurred by Lender in connection with the enforcement of this Agreement.

     14. Severability. The provisions of this Agreement are severable, and if any clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement.

     15. Governing Law; Construction.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, except as to matters covered by applicable Federal law or regulation.

          (b) I n construing this Agreement, words of masculine, feminine or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa. The term " p e r s on" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution or other entity, or any combination of any of the foregoing, as the context may require. The headings in the paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

          (c) No inference in favor of, or against, any party shall be drawn from the fact that such party has drafted any portion of this Agreement, each party having been represented by counsel of its choice in connection with the negotiation and preparation of this Agreement and the other Transaction Documents.

     16. Sole Discretion of Lender. Whenever Lender's judgment, consent or approval is required hereunder for any matter or Lender shall have an option or election hereunder ("Decision Power"), such Decision Power shall be exercised in the good faith, reasonable discretion of Lender. Pledgor acknowledges that unless specifically limited herein, Lender is entitled to exercise its Decision Power in a manner most beneficial to it.

     17. Amendments. This Agreement may be amended only by a written instrument signed by all the parties hereto.

     18. Conflict Among Provision. In the event of a conflict between any provision of this Agreement and the provisions of any other document, instrument or agreement which grants Lender a security interest in all or any part of the Pledged Stock, the provisions of this Agreement shall control.

     19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, personal and legal representatives, executors, successors, transferees and assigns; provided, however, that Pledgor shall not be permitted to assign any of its obligations hereunder.

     20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and shall be binding upon any person executing the same (whether or not all intended signatures hereon are obtained), and all of which together shall constitute one and the same instrument.

     21. Venue. Venue of any action brought pursuant to this Agreement or any other Transaction Document shall, at the election of Lender, be in (and, if any such action is originally brought in another venue, such action shall, at the election of Lender, be transferred to) a state or F e deral court of appropriate jurisdiction located in or having jurisdiction over Midland County, Michigan. Each party to this Agreement hereby waives any objection to the jurisdiction of or venue in any such court and to the service of process described in the Michigan or Federal Rules of Civil Procedure. Each party to this Agreement hereby waives any right to claim that any such court is an inconvenient forum or any similar defense.

     22.  NO SETOFF OR COUNTERCLAIM; WAIVER OF JURY TRIAL

          (A) NO SETOFF OR COUNTERCLAIM OF ANY KIND CLAIMED BY PLEDGOR SHALL STAND AS A DEFENSE TO THE JUDICIAL ENFORCEMENT OF THIS AGREEMENT AGAINST PLEDGOR, IT BEING HEREBY SPECIFICALLY AGREED AND STIPULATED THAT ANY SUCH SETOFF OR COUNTERCLAIM SHALL BE MAINTAINED BY SEPARATE SUIT.

          (B)  LENDER  AND  PLEDGOR  HEREBY  AGREE TO TRIAL BY COURT AND
     I R R EVOCABLY WAIVE JURY TRIAL IN ANY ACTION OR PROCEEDING (INCLUDING, BUT NOT LIMITED TO, ANY COUNTERCLAIM) ARISING OUT OF OR IN ANY WAY RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, THE RELATIONSHIP CREATED THEREBY, OR THE ORIGINATION, ADMINISTRATION OR ENFORCEMENT OF THE INDEBTEDNESS EVIDENCED AND/OR SECURED BY THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.

          IN WITNESS WHEREOF, the parties have executed this as of the day and year first above written.

PLEDGOR:
ACO HOLDINGS, INC.

By:
Name:     Linda H. Sleeper
Title:    Executive Vice President

ATTEST:

By:
   Raymond A. Kilgore, Secretary

[CORPORATE SEAL]

                                       EXHIBIT 1

                                     PLEDGED STOCK


                      All of the issued and outstanding capital stock of
                 Hallmark Financial Corporation